UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 11, 2013

PVF Capital Corp.

(Exact name of registrant as specified in its charter)

Ohio	0-24948	34-1659805
(State or other jurisdiction of incorporation)	(Commission File Number)	( IRS Employer Identification No.)

30000 Aurora Road, Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 248-7171

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

PVF Capital Corp. (the “Company”) completed its merger (the “Merger”) with and into F.N.B. Corporation (“FNB”), effective as of 12:01 a.m. on October 12, 2013 (the “Effective Time”), pursuant to an Agreement and Plan of Merger, dated as of February 19, 2013, by and between FNB and the Company (the “Merger Agreement”). As a result of the consummation of the transactions contemplated by the Merger Agreement, as of the Effective Time, the Company’s separate corporate existence ceased and FNB continued as the surviving corporation. As of the Effective Time, each common share of the Company outstanding immediately prior to the Effective Time (other than those to be cancelled in accordance with the Merger Agreement) was converted into and became exchangeable for the right to receive 0.3405 shares of FNB common stock (provided, however, that cash will be issued in lieu of fractional shares) (the “Merger Consideration”).

Additional information and details of the Merger Agreement were previously disclosed in the proxy statement filed by the Company with the Securities and Exchange Commission (“SEC”) on July 31, 2013 (SEC File No. 000-24948) (the “Proxy Statement”). Any description of the Merger Agreement is qualified in its entirety by reference to the complete copy of the Merger Agreement which is included as Appendix A in the Proxy Statement and is incorporated by reference herein.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

The information disclosed in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference.

In connection with the consummation of the Merger, on October 11, 2013, the Company notified the NASDAQ Capital Market (“NASDAQ”) that, as of the Effective Time, the Company would be merged with and into FNB and each common share of the Company outstanding immediately prior to the Effective Time (other than those to be cancelled in accordance with the Merger Agreement) would be converted into and become exchangeable for the Merger Consideration and requested that NASDAQ file with the SEC a notification of removal from listing on Form 25 to report that shares of the Company’s common stock are no longer listed on NASDAQ.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

As of the Effective Time, holders of the Company’s common shares ceased to have any rights as shareholders of the Company and were entitled only to receive the Merger Consideration.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

FNB completed its acquisition of the Company in accordance with the Merger Agreement effective as of the Effective Time.

As previously disclosed, on February 19, 2013 the Company entered into the Merger Agreement. On September 25, 2013, the Merger Agreement was approved by the Company’s shareholders at a special meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVF CAPITAL CORP.

By:	/s/ James H. Nicholson
James H. Nicholson
Chief Financial Officer

Date: October 11, 2013